UNITED STATES

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SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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AVANTAX, INC.

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The following notice was posted to Avantax, Inc.’s intranet for independent financial professionals on September 11, 2023:

Avantax has entered into an agreement to be acquired by Cetera Holdings

Avantax Community,

Chris and I have an important update to share about the future of our company, and we want to ensure you hear the news from us first.

A few minutes ago, we issued a press release announcing that Avantax has entered into an agreement to be acquired by Cetera Holdings (Cetera). Please take a few minutes to read the press release here.

We understand this news probably comes with mixed emotions – both excitement and questions about what’s next.

Our next chapter with Cetera

This is an exciting new chapter for Avantax and a testament to everything we have accomplished together to make Avantax the respected industry leader we are today. Our journey to this point wouldn't have been possible without your hard work, dedication to your clients and the Avantax Community and your deep trust in Avantax.

The strong Avantax Community, coupled with our differentiated, tax-intelligent business model and continued strong performance, is what made Avantax attractive to Cetera.

We have been through several changes over the last few years as we refined our strategy, and understandably, there’s been uncertainty along the way. That said, Chris and I assure you that the Avantax Board of Directors and leadership team did not make this decision lightly.

We believe that Cetera’s strategic goals and commitment to serving financial professionals, as well as their appreciation for the Avantax Community and the alignment of tax and wealth management, will help create more success for all of our Financial Professionals in the future.

We have all worked hard to build our respective businesses and reputation as leaders in the tax-focused financial planning and wealth management space, and we believe this next chapter is a positive step for all of us. Together with Cetera, we believe we can usher in a new era of growth, opportunity and success for you and your clients.

Next steps

We anticipate that the deal with Cetera will close by the end of the year, subject to stockholder approval, regulatory approvals and other customary closing conditions. Until then, it’s business as usual.

We are committed to ensuring this transition is as seamless as possible. In the months ahead, we plan to share regular updates, as appropriate, via e-mail, myAvantax and your Growth Consultants or Elite Business Strategists.

Virtual Q&A with Avantax Leadership – Monday, September 11

Please join me and Chris for a virtual Q&A at 4 p.m. Central today. We’d like to provide an initial opportunity for you to ask questions and share any concerns with us directly. An invitation will be sent later this morning. In the interim, we have pulled together a list of FAQs you can view here.

We are both excited for what lies ahead and hope you will join us in embracing this new chapter with optimism and enthusiasm. Please don’t hesitate to reach out to your Elite Business Strategist or Growth Consultant if you have questions.

Sincerely,

Todd Mackay

President, Avantax Wealth Management

Chris Walters

Chief Executive Officer, Avantax

Cautionary Statement Regarding Forward-Looking Statements This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the anticipated timing of the consummation of the proposed merger transaction (the “proposed transaction”) involving Avantax, Inc. (the “Company”), Aretec Group, Inc. (“Parent”) and C2023 Sub Corp., whereby the Company would become a wholly-owned subsidiary of Parent, plans for the Company following the closing of the proposed transaction and the anticipated effects of the proposed transaction. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, without limitation: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the plans, business relationships, operating results and operations; (v) potential difficulties retaining employees, financial professionals and clients as a result of the announcement and pendency of the proposed transaction; (vi) the response of employees, financial professionals and suppliers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction; and (ix) risks regarding the failure to obtain the necessary financing to complete the proposed transaction. In addition, a description of certain other factors that could affect the Company’s business, financial condition or results of operations is included in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”). Forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

Additional Information Regarding the Merger and Where to Find It This communication is being issued in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval. The proposed transaction will be submitted to the stockholders of the Company for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file a proxy statement and other relevant materials with the SEC, including a definitive proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the stockholders of the Company as of the record date established for voting on the proposed transaction. The Company may also file other relevant documents with the SEC regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders of the Company may obtain free copies of the documents filed with the SEC by directing a request through the Investor Relations portion of the Company’s website at https://investors.avantax.com or by mail to Avantax, Inc., 3200 Olympus Boulevard, Suite 100, Dallas, Texas 75019, Attention: Dee Littrell, Investor Relations.

Participants in the Solicitation The Company and its directors, its executive officers and certain other members of Company management and Company employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A for the 2023 annual meeting of the stockholders of the Company, filed with the SEC on April 3, 2023 and in subsequent documents filed with the SEC, each of which is (or, when filed will be) available free of charge from the sources indicated above. Other information regarding the participants in the solicitation of proxies from the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

The following email was sent to Avantax, Inc.’s affiliates on September 11, 2023:

Avantax Community,

Todd, Chris and I have an important update to share about the future of our company, and we want to ensure you hear the news from us first.

A few minutes ago, we issued a press release announcing that Avantax has entered into an agreement to be acquired by Cetera Holdings (Cetera). Please take a few minutes to read the press release here.

We understand this news may bring both excitement and uncertainty for our Affiliate partners and our employees.

Our next chapter with Cetera

This is an exciting new chapter for Avantax and a testament to everything we have accomplished together to make Avantax the respected industry leader we are today. Our journey to this point wouldn’t have been possible without your hard work, your commitment to providing wealth management as an integral service to your clients and your trust in Avantax.

The strong Avantax Community, coupled with our differentiated, tax-intelligent business model and continued strong performance, is what made Avantax attractive to Cetera.

We have been through several changes over the last few years as we refined our strategy, and understandably, there’s been uncertainty along the way. That said, Chris and I assure you that the Avantax Board of Directors and leadership team did not make this decision lightly.

We believe that Cetera’s strategic goals and commitment to clients are uniquely aligned with ours. In addition, we are excited about the opportunity to continue to grow Avantax Planning Partners as part of Cetera.

We have all worked hard to build our respective businesses and reputation as leaders in the tax-focused financial planning and wealth management space, and we believe this next chapter is a positive step for all of us. Together with Cetera, we believe we can usher in a new era of growth, opportunity and success for you and your clients.

Next steps

We anticipate that the deal with Cetera will close by the end of the year, subject to stockholder approval, regulatory approvals and other customary closing conditions. Until then, it’s business as usual.

We are committed to ensuring this transition is as seamless as possible. In the months ahead, we plan to share regular updates, as appropriate. In the interim, we pulled together a few FAQs.

We are both excited for what lies ahead and hope you will join us in embracing this new chapter with optimism and enthusiasm.

Please don’t hesitate to reach out to your Relationship Manager or Financial Planning Consultant if you have questions.

Sincerely,

Louie Rosalez

President, Avantax Planning Partners

Todd Mackay

President, Avantax Wealth Management

Chris Walters

Chief Executive Officer, Avantax

Cautionary Statement Regarding Forward-Looking Statements This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the anticipated timing of the consummation of the proposed merger transaction (the “proposed transaction”) involving Avantax, Inc. (the “Company”), Aretec Group, Inc. (“Parent”) and C2023 Sub Corp., whereby the Company would become a wholly-owned subsidiary of Parent, plans for the Company following the closing of the proposed transaction and the anticipated effects of the proposed transaction. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, without limitation: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the plans, business relationships, operating results and operations; (v) potential difficulties retaining employees, financial professionals and clients as a result of the announcement and pendency of the proposed transaction; (vi) the response of employees, financial professionals and suppliers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction; and (ix) risks regarding the failure to obtain the necessary financing to complete the proposed transaction. In addition, a description of certain other factors that could affect the Company’s business, financial condition or results of operations is included in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”). Forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

Additional Information Regarding the Merger and Where to Find It This communication is being issued in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval. The proposed transaction will be submitted to the stockholders of the Company for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file a proxy statement and other relevant materials with the SEC, including a definitive proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the stockholders of the Company as of the record date established for voting on the proposed transaction. The Company may also file other relevant documents with the SEC regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders of the Company may obtain free copies of the documents filed with the SEC by directing a request through the Investor Relations portion of the Company’s website at https://investors.avantax.com or by mail to Avantax, Inc., 3200 Olympus Boulevard, Suite 100, Dallas, Texas 75019, Attention: Dee Littrell, Investor Relations.

Participants in the Solicitation The Company and its directors, its executive officers and certain other members of Company management and Company employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A for the 2023 annual meeting of the stockholders of the Company, filed with the SEC on April 3, 2023 and in subsequent documents filed with the SEC, each of which is (or, when filed will be) available free of charge from the sources indicated above. Other information regarding the participants in the solicitation of proxies from the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

The following email was sent to Avantax, Inc.’s employees on September 11, 2023:

Monday, September 11, 2023 at 10:45:20 Central Daylight Time

Subject:	Update on the Future of Avantax
Date:	Monday, September 11, 2023 at 7:59:57 AM Central Daylight Time
From:	Chris Walters
To:	Avantax Employees

Attachments: image001.jpg, image002.png, image003.png

September 11, 2023

Team,

I’d like to share an important update with you regarding the future of our company. A few minutes ago, we announced that Avantax has entered into an agreement to be acquired by Cetera Holdings (Cetera). Please take a few minutes to read the press release here.

I understand this news probably comes with mixed emotions – excitement, uncertainty and many questions about what’s next.

Our next chapter with Cetera

This is an exciting new chapter for Avantax and a testament to everything our team has accomplished together to make Avantax the respected industry leader we are today. Our team, coupled with our incredible community of financial professionals, differentiated, tax- intelligent business model and continued strong performance, is what made Avantax attractive to Cetera.

We have been through several changes over the last few years as we refined our strategy and transitioned to a pure-play wealth management company, and I know there’s been uncertainty along the way. I want to assure you that the Avantax Board of Directors and leadership team did not make this decision lightly.

We believe that Cetera’s strategic goals and commitment to serving financial professionals, affiliates and clients are uniquely aligned with ours. Together with Cetera, we believe we will be well-positioned for future success.

Next steps

We anticipate that the deal will close by the end of the year. Until then, it’s business as usual. Our focus remains on our strategic priorities and serving our FPs, Affiliates and end-clients. The leadership team plans to share updates, as appropriate, through Connect, town hall meetings, Q&As, e-mail or your managers regarding the status of the process.

Virtual All Employee Town Hall Today

The ELT will host an all-employee town hall at 11:00 a.m. CT today to discuss the transaction with Cetera in more detail and address your questions. You will receive an invitation later this morning. In the interim, you can view FAQs on Connect here.

Finally, I would like to reiterate my deep gratitude to all of you for all of your hard work and commitment to the Avantax Community.

Although change can be daunting, it is also an opportunity for new experiences, learning and career development. With this new chapter, we have a unique opportunity to reach greater heights powered by the combined force of two industry leaders.

I look forward to speaking with you this afternoon.

Regards,

/s/ Chris Walters

Chris Walters
Chief Executive Officer
Avantax

The following Q&A was posted to Avantax, Inc.’s intranet for employees on September 11, 2023:

Avantax Employee FAQ

September 11, 2023

1.	What’s happening?

On September 11, 2023, Avantax announced that it has entered into an agreement to be acquired by Cetera Holdings (Cetera) in an all-cash transaction for $26.00 per share, valuing Avantax at approximately $1.2 billion, inclusive of Avantax’s net debt. The transaction is expected to close by the end of 2023, subject to stockholder approval, regulatory approvals and other customary closing conditions.

2.	Who is Cetera?

Cetera is one of the premier financial wealth hubs where financial advisors and institutions optimize their control and value creation.

3.	How does Avantax fit into Cetera’s overall strategy?

Avantax’s leading, holistic, tax-focused financial planning and investment solution business is a natural fit with Cetera’s premier financial advisor wealth hub. We believe that Avantax and Cetera will be stronger together with a larger and even more meaningful footprint in the tax and accounting sector. Cetera and Avantax are highly complementary.

4.	Will there be layoffs?

It is business as usual prior to the closing of the transaction (the “closing”). Like any businesses coming together, it’s possible there will be changes over time. Cetera noted that in their previous deals, they’ve worked hard to retain as many team members as possible to ensure continuity for advisors.

5.	Will there be opportunities for other roles within other parts of Cetera?

We would expect that to be the case, but that is a question for Cetera.

6.	How does this impact my employee benefits?

There will be no changes to benefits or coverage at this time. We will conduct benefits open enrollment as usual in mid-October.

After the closing, you will either remain in some or all of your current Avantax benefit plans or transition to some or all of the Cetera benefit plans. In either case, during the period from the closing through the first anniversary of the closing, you will continue to receive, while employed:

•	base salary or wages at a rate that is not less than your current rate;
•	target short-term cash bonus opportunities that are substantially comparable in the aggregate to those for which you are currently eligible;
•	eligibility for severance benefits that are not less than those for which you are currently eligible; and
•	qualified retirement and group welfare benefits that are substantially comparable in the aggregate to either those currently provided to you by Avantax or those provided by Cetera to similarly situated employees.

7.	Will there be any changes to my 401(k) plan? Will it remain with Fidelity?

No. There will be no changes to your 401(k)-plan eligibility at this time. After closing, you will either remain in the Avantax 401(k) plan or be eligible to participate in the Cetera 401(k) plan. More information will be provided on any 401(k)-plan transition closer to, or following, the closing.

8.	Will I still be eligible to receive a bonus for 2023?

Yes. Bonus eligibility under the Avantax 2023 bonus program will not be impacted prior to closing (including as to the timing of payment, if any). If closing occurs prior to the date your 2023 bonus (if any) is paid, to the extent you earn a bonus under the standard terms of such program, you will continue to be eligible to receive the bonus for 2023 at the same historical time you have received bonuses in prior years (subject to your continued employment through the payment date, except as otherwise required by law).

9.	How does this impact my current Avantax unvested time-based restricted stock units (“RSUs”)?

If your current unvested RSUs are outstanding immediately before the closing, they will be cancelled and convert into a right to receive a payment of cash in an amount (without interest) equal to the total number of shares subject to such cancelled RSU multiplied by the per share merger consideration of $26.00 (less any required tax withholdings).

10.	How does this impact my current Avantax unvested performance-based restricted stock units (“PSUs”)?

If your current unvested PSUs are outstanding immediately before the closing, they will be cancelled and convert into a right to receive a payment of cash in an amount (without interest) equal to the number of shares subject to such cancelled PSU (determined based on the specified level of performance) multiplied by the per share merger consideration of $26.00 (less any required tax withholdings).

For any PSUs for which the performance period has been completed before the closing, the number of shares will be determined based on the actual level of performance through the end of the performance period.

For any PSUs for which the performance period has not been completed before the closing, the number of shares will be determined based on the greatest of:

•	the target level of performance;
•	if the vesting is measured by reference to total shareholder return, the total shareholder return determined using the per share merger consideration of $26.00 (and as applicable, the total shareholder return of the comparator group as of a date within 10 business days of the closing); and
•	if the vesting is measured by reference to EBITDA, the EBITDA measured as of the closing.

11.	How does this impact my Avantax stock options (“Options”)?

If your Options are outstanding immediately before the closing, they will fully vest (if unvested), be cancelled and convert into a right to receive a payment of cash in an amount (without interest) equal to the total number of shares subject to such cancelled Option multiplied by the excess, if any, of the per share merger consideration of $26 over the exercise price per share subject to such cancelled Option (less any required tax withholdings). Any outstanding Option with an exercise price that is equal to or greater than the per share merger consideration of $26.00 will be cancelled without consideration.

12.	How will this impact my participation in the Avantax Tax-Smart Executive Deferral Plan or the AWM Tax- Smart Deferred Plan?

Subject to your continued employment through the closing, your Company Contribution Account will become 100% vested upon the closing (if it is not already vested by then in accordance with the standard vesting schedule).

Cautionary Statement Regarding Forward-Looking Statements This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the anticipated timing of the consummation of the proposed merger transaction (the “proposed transaction”) involving Avantax, Inc. (the “Company”), Aretec Group, Inc. (“Parent”) and C2023 Sub Corp., whereby the Company would become a wholly-owned subsidiary of Parent, plans for the Company following the closing of the proposed transaction and the anticipated effects of the proposed transaction. Forward- looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, without limitation: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the plans, business relationships, operating results and operations; (v) potential difficulties retaining employees, financial professionals and clients as a result of the announcement and pendency of the proposed transaction; (vi) the response of employees, financial professionals and suppliers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction; and (ix) risks regarding the failure to obtain the necessary financing to complete the proposed transaction. In addition, a description of certain other factors that could affect the Company’s business, financial condition or results of operations is included in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”). Forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

Additional Information Regarding the Merger and Where to Find It This communication is being issued in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval. The proposed transaction will be submitted to the stockholders of the Company for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file a proxy statement and other relevant materials with the SEC, including a definitive proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the stockholders of the Company as of the record date established for voting on the proposed transaction. The Company may also file other relevant documents with the SEC regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders of the Company may obtain free copies of the documents filed with the SEC by directing a request through the Investor Relations portion of the Company’s website at https://investors.avantax.com or by mail to Avantax, Inc., 3200 Olympus Boulevard, Suite 100, Dallas, Texas 75019, Attention: Dee Littrell, Investor Relations.

Participants in the Solicitation The Company and its directors, its executive officers and certain other members of Company management and Company employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A for the 2023 annual meeting of the stockholders of the Company, filed with the SEC on April 3, 2023 and in subsequent documents filed with the SEC, each of which is (or, when filed will be) available free of charge from the sources indicated above. Other information regarding the participants in the solicitation of proxies from the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

The following Q&A was posted to Avantax, Inc.’s intranet for independent financial professionals on September 11, 2023:

Frequently Asked Questions

Avantax has entered into an agreement to be acquired by Cetera Holdings

1.	What’s happening?

On Sept. 11, 2023, Avantax announced it has entered into an agreement to be acquired by Cetera Holdings (Cetera) in an all-cash transaction for $26.00 per share, valuing Avantax at approximately $1.2 billion, inclusive of Avantax’s net debt.

2.	Who is Cetera Financial Group?

Cetera is one of the premier financial wealth hubs where financial advisors and institutions optimize their control and value creation.

3.	How does Avantax fit into Cetera’s overall strategy?

Avantax’s leading, holistic, tax-focused financial planning and investment solution business is a natural fit with Cetera’s premier financial advisor wealth hub. Avantax and Cetera will be stronger together with a larger and even more meaningful footprint in the tax and accounting sector. Cetera and Avantax are highly complementary.

4.	When is the transaction expected to close?

The transaction is expected to close by the end of 2023, subject to stockholder approval, regulatory approvals and other customary closing conditions.

5.	What will this mean for Financial Professionals?

This is a great opportunity for Avantax’s Financial Professionals. We believe Cetera’s strategic goals and commitment to serving Financial Professionals, as well their appreciation for the Community we have at Avantax and the alignment of tax and wealth management, will help create more success for all of our Financial Professionals in the future.

We have all worked hard to build our respective businesses and reputation as leaders in the tax-focused financial planning and wealth management space, and we believe this next chapter is a positive step for all of us. Together with Cetera, we believe we can usher in a new era of growth, opportunity and success for you and your clients.

6.	Does this change our focus on tax-intelligent planning?

No. Our differentiated, tax-focused business is one reason Avantax was attractive to Cetera.

7.	We’ve worked hard to build the Avantax Community. Will that change?

Cetera has indicated it is focused on maintaining and nurturing independently focused communities. Cetera also has stated that, like Avantax, Cetera believes building and maintaining strong, trust-based relationships with their communities is foundational to the success of the business. Based on what Cetera has indicated, going forward, we expect there will be an opportunity to engage and expand into a larger tax-focused community.

8.	Will the scheduled events proceed as usual?

There will be no changes to the Avantax National Conference in November. For 2024, Cetera has informed us our annual conferences such as Connect for Growth, Elite Summit and National Conference will continue as planned.

9.	Will we move off of Fidelity/NFS now or longer term?

No. As noted in the press release, acquiring Avantax will allow Cetera to add an additional clearing and custody platform with Fidelity post-closing, and as such, we expect to remain on the Fidelity platform.

10.	What technology platforms will change and when? Envestnet, Wealthscape, etc.?

Cetera has advised us they do not intend to change our core technology stack or platforms. Post-close and after integration, you will have access to Cetera’s tools, training and resources to help grow your business and support your clients.

11.	Will I receive a retention offer? If so, what are the details?

Cetera has indicated they will offer transition assistance for certain firms, as appropriate, and that any allocated assistance will vary by firm and be at the discretion of Cetera. You will receive a separate communication with the details in the coming weeks.

12.	Will there be a change in payout rates?

No, based on what Cetera has indicated, we do not expect any changes in payout.

13.	What happens to my Avantax stock?

Each share of stock you own immediately prior to the closing will convert to $26.00 in cash (without interest and subject to required tax withholdings).

14.	What does it mean for the Home Office teams I work with today?

Based on what Cetera has indicated, we anticipate the majority of Avantax team members you work with today will continue to support you in the future. There will be no changes to your support teams before the deal closes, which we expect will happen by the end of the year. After the deal closes, it’s possible there will be a shift in responsibilities. Cetera has stated it is committed to ensuring that the same level of service, relationship management and focus on Financial Professionals.

15.	Will my firm still receive the same service?

Based on what Cetera has indicated, we do not expect any changes to the industry-leading service you’ve become accustomed to.

16.	Where can I find more information?

Please reach out to your Elite Business Strategist or Growth Consultant if you have questions.

Cautionary Statement Regarding Forward-Looking Statements This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the anticipated timing of the consummation of the proposed merger transaction (the “proposed transaction”) involving Avantax, Inc. (the “Company”), Aretec Group, Inc. (“Parent”) and C2023 Sub Corp., whereby the Company would become a wholly-owned subsidiary of Parent, plans for the Company following the closing of the proposed transaction and the anticipated effects of the proposed transaction. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, without limitation: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the plans, business relationships, operating results and operations; (v) potential difficulties retaining employees, financial professionals and clients as a result of the announcement and pendency of the proposed transaction; (vi) the response of employees, financial professionals and suppliers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction; and (ix) risks regarding the failure to obtain the necessary financing to complete the proposed transaction. In addition, a description of certain other factors that could affect the Company’s business, financial condition or results of operations is included in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”). Forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

Additional Information Regarding the Merger and Where to Find It This communication is being issued in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval. The proposed transaction will be submitted to the stockholders of the Company for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file a proxy statement and other relevant materials with the SEC, including a definitive proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the stockholders of the Company as of the record date established for voting on the proposed transaction. The Company may also file other relevant documents with the SEC regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders of the Company may obtain free copies of the documents filed with the SEC by directing a request through the Investor Relations portion of the Company’s website at https://investors.avantax.com or by mail to Avantax, Inc., 3200 Olympus Boulevard, Suite 100, Dallas, Texas 75019, Attention: Dee Littrell, Investor Relations.

Participants in the Solicitation The Company and its directors, its executive officers and certain other members of Company management and Company employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A for the 2023 annual meeting of the stockholders of the Company, filed with the SEC on April 3, 2023 and in subsequent documents filed with the SEC, each of which is (or, when filed will be) available free of charge from the sources indicated above. Other information regarding the participants in the solicitation of proxies from the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

The following Q&A was sent to Avantax, Inc.’s affiliates on September 11, 2023:

AFFILIATE FAQS

1.	What’s happening?
a.	On September 11, 2023, Avantax announced that it has entered into an agreement to be acquired by Cetera Holdings (Cetera) in an all-cash transaction valuing Avantax at approximately $1.2 billion, inclusive of Avantax’s net debt.
2.	Who is Cetera?
a.	Cetera is one of the premier financial wealth hubs where financial advisors and institutions optimize their control and value creation.
3.	How does Avantax fit into Cetera’s overall strategy?
a.	Avantax’s leading, holistic, tax-focused financial planning and investment solution business is a natural fit with Cetera’s premier financial advisor wealth hub. We believe that Avantax and Cetera will be stronger together with a larger and even more meaningful footprint in the tax and accounting sector. Cetera and Avantax are highly complementary.
4.	When is the transaction expected to close?
a.	The transaction is expected to close by the end of 2023, subject to stockholder approval, regulatory approvals and other customary closing conditions.
5.	What does this mean for Affiliates?
a.	This is an exciting new chapter for Avantax and a testament to everything we have accomplished together to make Avantax the respected industry leader we are today. Our journey to this point wouldn't have been possible without your hard work, your commitment to providing wealth management as an integral service to your clients and your trust in Avantax. We believe that Cetera’s strategic goals and commitment to clients are uniquely aligned with ours. In addition, we are excited about the opportunity to continue to grow Avantax Planning Partners as part of Cetera. Together with Cetera, we believe we can usher in a new era of growth, opportunity and success for you and your clients. We have all worked hard to build our respective businesses and reputation as leaders in the tax-focused financial planning and wealth management space, and we believe this next chapter is a positive step for all of us.

6.	How will this impact my partnership with Avantax?
a.	Cetera has indicated they have no intention of changing the business model.
7.	What will change for my clients?
a.	Nothing will change for your clients prior to the closing, and based on what Cetera has indicated, we do not expect the transaction to have any material impact on your clients.

8.	Will the revenue share model change?
a.	There will be no changes to the model prior to closing.
9.	Will the Home Office/FPCs change?
a.	There will be no changes to your FPC or Home Office support prior to closing.
10.	Will we still have access to Schwab?
a.	Yes. It is business as usual prior to closing.
11.	Where can I find more information?
a.	Please contact your Relationship Manager or Financial Planning Consultant if you have additional questions.

Cautionary Statement Regarding Forward-Looking Statements This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the anticipated timing of the consummation of the proposed merger transaction (the “proposed transaction”) involving Avantax, Inc. (the “Company”), Aretec Group, Inc. (“Parent”) and C2023 Sub Corp., whereby the Company would become a wholly-owned subsidiary of Parent, plans for the Company following the closing of the proposed transaction and the anticipated effects of the proposed transaction. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward- looking. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, without limitation: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the plans, business relationships, operating results and operations; (v) potential difficulties retaining employees, financial professionals and clients as a result of the announcement and pendency of the proposed transaction; (vi) the response of employees, financial professionals and suppliers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction; and (ix) risks regarding the failure to obtain the necessary financing to complete the proposed transaction. In addition, a description of certain other factors that could affect the Company’s business, financial condition or results of operations is included in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”). Forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

Additional Information Regarding the Merger and Where to Find It This communication is being issued in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval. The proposed transaction will be submitted to the stockholders of the Company for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file a proxy statement and other relevant materials with the SEC, including a definitive proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the stockholders of the Company as of the record date established for voting on the proposed transaction. The Company may also file other relevant documents with the SEC regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders of the Company may obtain free copies of the documents filed with the SEC by directing a request through the Investor Relations portion of the Company’s website at https://investors.avantax.com or by mail to Avantax, Inc., 3200 Olympus Boulevard, Suite 100, Dallas, Texas 75019, Attention: Dee Littrell, Investor Relations.

Participants in the Solicitation The Company and its directors, its executive officers and certain other members of Company management and Company employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A for the 2023 annual meeting of the stockholders of the Company, filed with the SEC on April 3, 2023, and in subsequent documents filed with the SEC, each of which is (or, when filed will be) available free of charge from the sources indicated above. Other information regarding the participants in the solicitation of proxies from the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

The following Q&A invitation was sent to the Avantax, Inc. community on September 11, 2023:

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We know that today’s Avantax/Cetera announcement likely sparked many questions, so we hope you will join Avantax leaders, CEO Chris Walters, President of Wealth Management Todd Mackay, CFO Marc Mehlman, and Chief Legal Officer Tabitha Bailey, for an open Q&A session today at 4 p.m. Central.

We’re excited for what lies ahead and hope you will join us in embracing this new chapter with optimism and enthusiasm, and to that end, we look forward to answering your questions as completely as we can.

Please see below for details on how to access today’s Q&A session. And, for your convenience, related materials can be found on myAvantax.

Open Q&A with Avantax Leadership Monday, Sept. 11 | 4 p.m. Central

®

3200 Olympus Blvd., Suite 100 , Dallas, TX 75019 US

972-870-6000 | avantax.com

For internal use only — not for use with clients

Cautionary Statement Regarding Forward-Looking Statements This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation,statements regarding the anticipated timing of the consummation of the proposed merger transaction (the“proposed transaction”) involving Avantax, Inc. (the “Company”), Aretec Group, Inc. (“Parent ”) and C2023 Sub Corp., whereby the Company would become a wholly-owned subsidiary of Parent, plans for the Company following the closing of the proposed transaction and the anticipated effects of the proposed transaction. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, without limitation: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the plans, business relationships, operating results and operations; (v) potential difficulties retaining employees, financial professionals and clients as a result of the announcement and pendency of the proposed transaction; (vi) the response of employees, financial professionals and suppliers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction; and (ix) risks regarding the failure to obtain the necessary financing to complete the proposed transaction. In addition, a description of certain other factors that could affect the Company’s business, financial condition or results of operations is included in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC ”). Forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

Additional Information Regarding the Merger and Where to Find It This communication is being issued in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval. The proposed transaction will be submitted to the stockholders of the Company for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file a proxy statement and other relevant materials with the SEC, including a definitive proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the stockholders of the Company as of the record date established for voting on the proposed transaction. The Company may also file other relevant documents with the SEC regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND INTHEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders of the Company may obtain free copies of the documents filed with the SEC by directing a request through the Investor Relations portion of the Company’s website at https://investors.avantax.com or by mail to Avantax, Inc., 3200 Olympus Boulevard, Suite 100, Dallas, Texas 75019, Attention: Dee Littrell, Investor Relations.

Participants in the Solicitation The Company and its directors, its executive officers and certain other members of Company management and Company employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A for the 2023 annual meeting of the stockholders of the Company, filed with the SEC on April 3, 2023 and in subsequent documents filed with the SEC, each of which is (or, when filed will be) available free of charge from the sources indicated above. Other information regarding the participants in the solicitation of proxies from the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

NOTE: This message is proprietary and confidential and may contain information that is privileged, attorney work product or exempt from disclosure under applicable law. This message is intended only for the use of the individual or entity to which it is addressed. If you are not the intended recipient or the employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this message is strictly prohibited. If you have received this communication in error, please notify us immediately by replying to the sender of this email or by telephone at 972-870-6000, and delete the email message from your computer.

Copyright © 2023. All rights reserved.

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The following email was sent to the Avantax, Inc.’s affiliates on September 11, 2023:

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Avantax Community,

Chris and I have an important update to share about the future of our company, and we want to ensure you hear the news from us first.

A few minutes ago, we issued a press release announcing that Avantax has entered into an agreement to be acquired by Cetera Holdings (Cetera). Please take a few minutes to read the press release.

We understand this news probably comes with mixed emotions – both excitement and questions about what’s next.

Our Next Chapter with Cetera

This is an exciting new chapter for Avantax and a testament to everything we have accomplished together to make Avantax the respected industry leader we are today. Our journey to this point wouldn't have been possible without your hard work, dedication to your clients and the Avantax Community and your deep trust in Avantax.

The strong Avantax Community, coupled with our differentiated, tax-intelligent business model and continued strong performance, is what made Avantax attractive to Cetera.

We have been through several changes over the last few years as we refined our strategy, and understandably, there’s been uncertainty along the way. That said, Chris and I assure you that the Avantax Board of Directors and leadership team did not make this decision lightly.

We believe that Cetera’s strategic goals and commitment to serving financial professionals, as well as their appreciation for the Avantax Community and the alignment of tax and wealth management, will help create more success for all of our Financial Professionals in the future.

We have all worked hard to build our respective businesses and reputation as leaders in the tax-focused financial planning and wealth management space, and we believe this next chapter is a positive step for all of us. Together with Cetera, we believe we can usher in a new era of growth, opportunity and success for you and your clients.

Next Steps

We anticipate that the deal with Cetera will close by the end of the year, subject to stockholder approval, regulatory approvals and other customary closing conditions. Until then, it’s business as usual.

We are committed to ensuring this transition is as seamless as possible. In the months ahead, we plan to share regular updates, as appropriate, via e-mail, myAvantax and your Growth Consultants or Elite Business Strategists.

Virtual Q&A with Avantax Leadership – Monday, September 11

Please join me and Chris for a virtual Q&A at 4 p.m. Central today. We’d like to provide an initial opportunity for you to ask questions and share any concerns with us directly. An invitation will be sent later this morning. In the interim, we have pulled together a list of FAQs you can view here.

We are both excited for what lies ahead and hope you will join us in embracing this new chapter with optimism and enthusiasm.

Please don’t hesitate to reach out to your Elite Business Strategist or Growth Consultant if you have questions.

Sincerely,

/s/ Todd Mackay	/s/ Chris Walters
Todd Mackay	Chris Walters
President, Avantax Wealth Management	CEO and President, Avantax

®

3200 Olympus Blvd., Suite 100 , Dallas, TX 75019 US

972-870-6000 | avantax.com

For internal use only — not for use with clients

Cautionary Statement Regarding Forward-Looking Statements This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the anticipated timing of the consummation of the proposed merger transaction (the “proposed transaction”) involving Avantax, Inc. (the “Company”), Aretec Group, Inc. (“Parent ”) and C2023 Sub Corp., whereby the Company would become a wholly-owned subsidiary of Parent, plans for the Company following the closing of the proposed transaction and the anticipated effects of the proposed transaction. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, without limitation: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the plans, business relationships, operating results and operations; (v) potential difficulties retaining employees, financial professionals and clients as a result of the announcement and pendency of the proposed transaction; (vi) the response of employees, financial professionals and suppliers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction; and (ix) risks regarding the failure to obtain the necessary financing to complete the proposed transaction. In addition, a description of certain other factors that could affect the Company’s business, financial condition or results of operations is included in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC ”). Forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

Additional Information Regarding the Merger and Where to Find It This communication is being issued in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval. The proposed transaction will be submitted to the stockholders of the Company for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file a proxy statement and other relevant materials with the SEC, including a definitive proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the stockholders of the Company as of the record date established for voting on the proposed transaction. The Company may also file other relevant documents with the SEC regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders of the Company may obtain free copies of the documents filed with the SEC by directing a request through the Investor Relations portion of the Company’s website at https://investors.avantax.com or by mail to Avantax, Inc., 3200 Olympus Boulevard, Suite 100, Dallas, Texas 75019, Attention: Dee Littrell, Investor Relations.

Participants in the Solicitation The Company and its directors, its executive officers and certain other members of Company management and Company employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’sdefinitive proxy statement on Schedule 14A for the 2023 annual meeting of the stockholders of the Company, filed with the SEC on April 3, 2023 and in subsequent documents filed with the SEC, each of which is (or, when filed will be) available free of charge from the sources indicated above. Other information regarding the participants in the solicitation of proxies from the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

NOTE: This message is proprietary and confidential and may contain information that is privileged, attorney work product or exempt from disclosure under applicable law. This message is intended only for the use of the individual or entity to which it is addressed. If you are not the intended recipient or the employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this message is strictly prohibited. If you have received this communication in error, please notify us immediately by replying to the sender of this email or by telephone at 972-870-6000, and delete the email message from your computer.

Copyright © 2023. All rights reserved.

Update subscription preferences

The following notice was posted to Avantax, Inc.’s intranet for employees on September 11, 2023:

Team,

I’d like to share an important update with you regarding the future of our company. A few minutes ago, we announced that Avantax has entered into an agreement to be acquired by Cetera Holdings (Cetera). Please take a few minutes to read the press release here.

I understand this news probably comes with mixed emotions – excitement, uncertainty and many questions about what’s next.

Our next chapter with Cetera

This is an exciting new chapter for Avantax and a testament to everything our team has accomplished together to make Avantax the respected industry leader we are today. Our team, coupled with our incredible community of financial professionals, differentiated, tax- intelligent business model and continued strong performance, is what made Avantax attractive to Cetera.

We have been through several changes over the last few years as we refined our strategy and transitioned to a pure-play wealth management company, and I know there’s been uncertainty along the way. I want to assure you that the Avantax Board of Directors and leadership team did not make this decision lightly.

We believe that Cetera’s strategic goals and commitment to serving financial professionals, affiliates and clients are uniquely aligned with ours. Together with Cetera, we believe we will be well-positioned for future success.

Next steps

We anticipate that the deal will close by the end of the year. Until then, it’s business as usual. Our focus remains on our strategic priorities and serving our FPs, Affiliates and end-clients. The leadership team plans to share updates, as appropriate, through Connect, town hall meetings, Q&As, e-mail or your managers regarding the status of the process.

Virtual All Employee Town Hall Today

The ELT will host an all-employee town hall at 11:00 a.m. CT today to discuss the transaction with Cetera in more detail and address your questions. You will receive an invitation later this morning. In the interim, you can view FAQs on Connect here.

Finally, I would like to reiterate my deep gratitude to all of you for all of your hard work and commitment to the Avantax Community. Although change can be daunting, it is also an opportunity for new experiences, learning and career development. With this new chapter, we have a unique opportunity to reach greater heights powered by the combined force of two industry leaders.

I look forward to speaking with you this afternoon.

Regards,

/s/ Chris Walters

Chief Executive Officer

Avantax

Cautionary Statement Regarding Forward-Looking Statements.

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the anticipated timing of the consummation of the proposed merger transaction (the “proposed transaction”) involving Avantax, Inc. (the “Company”), Aretec Group, Inc. (“Parent”) and C2023 Sub Corp., whereby the Company would become a wholly-owned subsidiary of Parent, plans for the Company following the closing of the proposed transaction and the anticipated effects of the proposed transaction. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, without limitation: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the plans, business relationships, operating results and operations; (v) potential difficulties retaining employees, financial professionals and clients as a result of the announcement and pendency of the proposed transaction; (vi) the response of employees, financial professionals and suppliers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction; and (ix) risks regarding the failure to obtain the necessary financing to complete the proposed transaction. In addition, a description of certain other factors that could affect the Company’s business, financial condition or results of operations is included in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”). Forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

Additional Information Regarding the Merger and Where to Find It

This communication is being issued in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval. The proposed transaction will be submitted to the stockholders of the Company for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file a proxy statement and other relevant materials with the SEC, including a definitive proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the stockholders of the Company as of the record date established for voting on the proposed transaction. The Company may also file other relevant documents with the SEC regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders of the Company may obtain free copies of the documents filed with the SEC by directing a request through the Investor Relations portion of the Company’s website at https://investors.avantax.com or by mail to Avantax, Inc., 3200 Olympus Boulevard, Suite 100, Dallas, Texas 75019, Attention: Dee Littrell, Investor Relations.

Participants in the Solicitation

The Company and its directors, its executive officers and certain other members of Company management and Company employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A for the 2023 annual meeting of the stockholders of the Company, filed with the SEC on April 3, 2023 and in subsequent documents filed with the SEC, each of which is (or, when filed will be) available free of charge from the sources indicated above. Other information regarding the participants in the solicitation of proxies from the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

The following Q&A invitation was sent to the Avantax, Inc. community on September 11, 2023:

We know that today’s Avantax/Cetera announcement likely sparked many questions, so we hope you will join Avantax leaders, CEO Chris Walters, President of Avantax Wealth Management Todd Mackay and President of Avantax Planning Partners Louie Rosalez, for an update webinar tomorrow, September 12, at 9:00 a.m. Central.

We’re excited for what lies ahead and hope you will join us in embracing this new chapter with optimism and enthusiasm, and to that end, we look forward to answering your questions as completely as we can.

Register Here

Cautionary Statement Regarding Forward-Looking Statements This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the anticipated timing of the consummation of the proposed merger transaction (the “proposed transaction”) involving Avantax, Inc. (the “Company”), Aretec Group, Inc. (“Parent”) and C2023 Sub Corp., whereby the Company would become a wholly-owned subsidiary of Parent, plans for the Company following the closing of the proposed transaction and the anticipated effects of the proposed transaction. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, without limitation: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the plans, business relationships, operating results and operations; (v) potential difficulties retaining employees, financial professionals and clients as a result of the announcement and pendency of the proposed transaction; (vi) the response of employees, financial professionals and suppliers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction; and (ix) risks regarding the failure to obtain the necessary financing to complete the proposed transaction. In addition, a description of certain other factors that could affect the Company’s business, financial condition or results of operations is included in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”). Forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

Additional Information Regarding the Merger and Where to Find It This communication is being issued in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval. The proposed transaction will be submitted to the stockholders of the Company for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file a proxy statement and other relevant materials with the SEC, including a definitive proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the stockholders of the Company as of the record date established for voting on the proposed transaction. The Company may also file other relevant documents with the SEC regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders of the Company may obtain free copies of the documents filed with the SEC by directing a request through the Investor Relations portion of the Company’s website at https://investors.avantax.com or by mail to Avantax, Inc., 3200 Olympus Boulevard, Suite 100, Dallas, Texas 75019, Attention: Dee Littrell, Investor Relations.

Participants in the Solicitation The Company and its directors, its executive officers and certain other members of Company management and Company employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A for the 2023 annual meeting of the stockholders of the Company, filed with the SEC on April 3, 2023 and in subsequent documents filed with the SEC, each of which is (or, when filed will be) available free of charge from the sources indicated above. Other information regarding the participants in the solicitation of proxies from the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

Avantax WM HoldingsSM is the holding company for the group of companies providing financial services under the Avantax® name. Investment advisory services are offered through Avantax Planning PartnersSM. Commission-based securities products are offered through Avantax Investment ServicesSM, Member FINRA, SIPC. Insurance services offered through licensed agents of Avantax Planning Partners. 3200 Olympus Blvd., Suite 100, Dallas, TX 75019.

On September 11, 2023, Avantax, Inc. posted on www.avantax.com the following hyperlink to the press release:

Avantax Enters into Definitive Agreement to be Acquired by Cetera Holdings

On September 11, 2023, Avantax, Inc. posted the following on LinkedIn and Facebook:

Avantax has entered into a definitive agreement to be acquired by an affiliate of Cetera Financial Group

“This transaction, upon closing, will deliver immediate cash value to Avantax stockholders. It is a result of Avantax’s strategic transformation and value creation efforts, which, when combined with the sale of TaxAct in December 2022, has unlocked significant value for our stockholders,” said Chris Walters, Chief Executive Officer of Avantax. “I am extremely grateful to our extraordinary community of financial professionals as well as the entire Avantax team for their unwavering focus and steadfast professionalism throughout our transformation. I am confident that this combination with Cetera is beneficial for Avantax, our financial professionals, employees and stockholders.”

See today’s press release for more details. [LINK TO PRESS RELEASE]

#AvantaxCommunity #FinancialServices #WealthManagement #Accounting #Tax

On September 11, 2023, Avantax, Inc. sent the following email to its educational partners:

Partners,

By now you may have heard the news that Avantax has entered into an agreement to be acquired by Cetera Holdings (Cetera). Please take a few minutes to read the press release here.

This is an exciting new chapter for Avantax and a testament to what our team has accomplished to in crafting Avantax into the respected industry leader we are today. Our team, our incredible community of Financial Professionals, a differentiated, tax-intelligent business model, and strong Partner relationships is what made Avantax attractive to Cetera.

We believe that Cetera’s strategic goals and commitment to serving Financial Professionals, Affiliates, and Clients are uniquely aligned with our own. Together with Cetera, we believe we will be well-positioned for future success.

We anticipate the acquisition will close by the end of the year. Until then, it is business as usual. Our focus remains on our strategic priorities and serving our Financial Professionals and end-clients. We will provide updates to you as they are available.

As our Partner, you play a tremendous role in the success of Avantax, and we want to thank you for your commitment to our relationship and your support.

 Should you have any questions, please feel free to contact me.

Thanks,

/s/ Andy Watts

Andy Watts

VP, Planning & Growth Solutions

214-335-7916

Cautionary Statement Regarding Forward-Looking Statements This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the anticipated timing of the consummation of the proposed merger transaction (the “proposed transaction”) involving Avantax, Inc. (the “Company”), Aretec Group, Inc. (“Parent”) and C2023 Sub Corp., whereby the Company would become a wholly-owned subsidiary of Parent, plans for the Company following the closing of the proposed transaction and the anticipated effects of the proposed transaction. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, without limitation: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the plans, business relationships, operating results and operations; (v) potential difficulties retaining employees, financial professionals and clients as a result of the announcement and pendency of the proposed transaction; (vi) the response of employees, financial professionals and suppliers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction; and (ix) risks regarding the failure to obtain the necessary financing to complete the proposed transaction. In addition, a description of certain other factors that could affect the Company’s business, financial condition or results of operations is included in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”). Forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

Additional Information Regarding the Merger and Where to Find It This communication is being issued in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval. The proposed transaction will be submitted to the stockholders of the Company for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file a proxy statement and other relevant materials with the SEC, including a definitive proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the stockholders of the Company as of the record date established for voting on the proposed transaction. The Company may also file other relevant documents with the SEC regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders of the Company may obtain free copies of the documents filed with the SEC by directing a request through the Investor Relations portion of the Company’s website at https://investors.avantax.com or by mail to Avantax, Inc., 3200 Olympus Boulevard, Suite 100, Dallas, Texas 75019, Attention: Dee Littrell, Investor Relations.

Participants in the Solicitation The Company and its directors, its executive officers and certain other members of Company management and Company employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A for the 2023 annual meeting of the stockholders of the Company, filed with the SEC on April 3, 2023 and in subsequent documents filed with the SEC, each of which is (or, when filed will be) available free of charge from the sources indicated above. Other information regarding the participants in the solicitation of proxies from the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.